CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, James Vos, President and Chairman of the Board of CSFB Alternative Capital Tactical Trading Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 8, 2005                           /s/ James Vos
     -------------------------------             -------------------------------
                                                 James Vos, President and
                                                 Chairman of the Board
                                                 (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of CSFB Alternative Capital Tactical Trading Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 8, 2005                          /s/ Edward Poletti
     -------------------------------            --------------------------------
                                                Edward Poletti, Chief Financial
                                                Officer and Treasurer
                                                (principal financial officer)